Significant Accounting Policies	12 Months Ended
Dec. 31, 2014
Significant Accounting Policies [Abstract]
SIGNIFICANT ACCOUNTING POLICIES

NOTE 2:-      SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in accordance with the United States generally accepted accounting principles ("U.S. GAAP").

a.	Use of estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The most significant assumptions are employed in estimates used in determining values of goodwill and identifiable intangible assets, provision for inventory and stock-based compensation costs. Actual results could differ from those estimates.

b.	Financial statements in U.S. dollars:

A substantial portion of the Company's revenues is denominated in U.S. dollars ("dollars"). The Company's management believes that the dollar is the primary currency of the economic environment in which the Company operates. Thus, the functional and reporting currency of the Company is the dollar. Accordingly, monetary accounts maintained in currencies other than the dollar are premeasured into dollars in accordance with ASC 830, Foreign Currency Matters. All transactions gains and losses from the measurement of monetary balance sheet items are reflected in the statement of operations as financial income or expenses as appropriate.

c.	Principles of consolidation:

The consolidated financial statements include the accounts of the Company and subsidiaries. Intercompany transactions and balances including profits from intercompany sales not yet realized outside the Company have been eliminated upon consolidation.

d.	Cash equivalents:

Cash equivalents are short-term highly liquid investments that are readily convertible to cash purchased with original maturities of less than three months.

e.	Restricted bank deposits

Restricted bank deposits are deposits related to bank loans. Restricted deposits are presented at their cost.

f.	Inventories:

The majority of inventory is valued at the lower of cost or market value. Cost is determined using the moving average cost method. In 2013 and 2014, inventory write-offs amounted to $121 and $404, respectively.

Inventory write-offs and write-downs are made to cover risks arising from slow-moving items or technological obsolescence.

g.	Property, plant and equipment, net:

Property, plant and equipment are stated at cost, net of accumulated depreciation. Depreciation is calculated by using the straight-line method over the estimated useful lives of the assets, at the following annual rates:

%

Computers and software	20 – 33	(Mainly 33)
Office furniture and equipment	6 - 15	(Mainly 10)
Leasehold improvements	Over the shorter of the period of the lease or the life of the assets
Motor vehicles	15

h.	Impairment of long-lived assets:

The Company's long-lived assets are reviewed for impairment in accordance with ASC 360-10, Accounting for the Impairment or Disposal of Long-Lived Asset, whenever events or changes in circumstances indicate that the carrying amount of an asset (or asset group) may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset (or asset group) to the future undiscounted cash flows expected to be generated by the assets (or asset group). If such assets are considered to be impaired, the impairment to be recognized is measured as the amount by which the carrying amount of the assets exceeds their fair value.

The fair value of the brand name and customer list related intangibles was determined by the income approach method. Assumptions in the fair value assessment included: the impact of changes in economic conditions, revenue and cash flow forecasts for the remaining lives of the intangibles and the Company's weighted average cost of capital ("WACC").

For each of the three years ended December 31, 2014, 2013 and 2012, no impairment losses related to intangible assets were identified.

i.	Goodwill:

Goodwill represents excess of the costs over the net assets of businesses acquired. Under ASC 350, Intangibles - Goodwill and Other ("ASC 350"), goodwill is not amortized but instead is tested for impairment at least annually or between annual tests in certain circumstances, and written-down when impaired. ASC 350 allows an entity to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. If the qualitative assessment does not result in a more likely than not indication of impairment, no further impairment testing is required. If it does result in a more likely than not indication of impairment, the two-step impairment test is performed. Alternatively, ASC 250 permits an entity to bypass the qualitative assessment for any reporting unit and proceed directly to performing the first step of the goodwill impairment test.

The Company performs its annual impairment analysis of goodwill as of December 31 of each year, or more often if indicators of impairment are present. The provisions of ASC 350 require that a two-step impairment test be performed on goodwill at the level of the reporting units. In the first step, or Step 1, the Company compares the fair value of each reporting unit to its carrying value. If the fair value exceeds the carrying value of the net assets, goodwill is considered not impaired, and the Company is not required to perform further testing. If the carrying value of the net assets exceeds the fair value, then the Company must perform the second step, or Step 2, of the impairment test in order to determine the implied fair value of goodwill. To determine the fair value used in Step 1, the Company uses discounted cash flows. If and when the Company is required to perform a Step 2 analysis, determining the fair value of its net assets and its off-balance sheet intangibles would require it to make judgments that involve the use of significant estimates and assumptions.

The Company operates in two operating-based segments: RFID and Mobile Solution and Supply Chain Solutions. The Company's goodwill is related to the RFID and Mobile Solutions segment.

The Company determined the fair value of the reporting unit using the Income Approach, which utilizes a discounted cash flow model, as it believes that this approach best approximates the reporting unit's fair value at this time. Judgments and assumptions related to revenue, operating income, future short-term and long-term growth rates, weighted average cost of capital, interest, capital expenditures, cash flows, and market conditions are inherent in developing the discounted cash flow model. The material assumptions used for the Income Approach for 2014 were five years of projected net cash flows, WACC of 15.75% and a long-term growth rate of 2.5%. The Company considered historical rates and current market conditions when determining the discount and growth rates to use in its analyses. If these estimates or their related assumptions change in the future, the Company may be required to record impairment charges for its goodwill.

The aggregate fair value of the RFID and Mobile Solutions segment depends on various factors, some of which are qualitative and involve management judgment, including stable backlog coverage and experience in meeting operating cash flow targets.

During 2014, 2013 and 2012 no impairment losses have been identified.

j.	Intangible assets

Intangible assets are comprised of acquired technology, customer relations and licenses.

Intangible assets that are not considered to have an indefinite useful life are amortized using the straight-line basis over their estimated useful lives, which range from four to seven years. Recoverability of these assets is measured by a comparison of the carrying amount of the asset to the undiscounted future cash flows expected to be generated by the assets. If the assets are considered to be impaired, the amount of any impairment is measured as the difference between the carrying value and the fair value of the impaired assets.

During the years ended December 31, 2012, 2013 and 2014, no impairment losses were identified.

k.	Severance pay:

The Company's liability for severance pay for its Israeli employees is calculated pursuant to the Israeli Severance Pay Law based on the most recent salary of the employees multiplied by the number of years of employment as of the balance sheet date. Employees are entitled to one month's salary for each year of employment or a portion thereof above one year. The Company's liability for its Israeli employees is mostly covered by insurance policies designed solely for distributing severance pay. The value of these policies is not under the Company's control, thus just the liability net of funds under insurance policy is presented in the balance sheet.

The Company has two general deposit funds for severance. The value of the deposited funds includes profits, and is recorded as an asset in the Company's balance sheet.

Pursuant to Section 14 of the Israeli Severance Pay Law, for Israeli employees subject to this section, the Company’s contributions towards severance pay have replaced its severance obligation. Upon contribution of the full amount of the employee’s monthly salary for each year of service, no additional calculations are conducted between the parties regarding the matter of severance pay and no additional payments are required to be made by the Company to the employee in respect of severance pay. Further, the related obligation and amounts deposited on behalf of the employee for such obligation are not stated on the balance sheet, as the Company is legally released from the obligation to employees once the deposit amounts have been paid.

Severance expenses for 2014, 2013 and 2012 amounted to $141, $ 244 and $ 117, respectively.

l.	Revenue recognition:

The Company derives its revenues mainly from the sale of products and support services.

Revenues from product sales, related to both the Supply Chain Solutions and RFID and Mobile Solutions segments, are recognized in accordance with ASC 605, Revenue Recognition when delivery of the product has occurred, persuasive evidence of an arrangement exists, the fee is fixed or determinable, delivery has occurred, and collectability is probable.

Revenues from maintenance and support services related to license are recognized ratably over the period of the support contract.

m.	Income taxes:

The Company and its subsidiaries account for income taxes in accordance with ASC 740, Income Taxes ("ASC 740"). ASC 740 prescribes the use of the liability method whereby deferred tax assets and liability account balances are determined based on the differences between the financial reporting and the tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company and its subsidiaries provide a valuation allowance, if necessary, to reduce deferred tax assets to the amounts that are more likely than not to be realized.

The Company implements a two-step approach to recognizing and measuring uncertain tax positions accounted for in accordance with ASC 740. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount which is more than 50% likely of being realized upon ultimate settlement.

n.	Concentrations of credit risk:

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents, trade receivables and other accounts receivable.

The trade receivables of the Company are derived from sales to customers located primarily in Israel, the Far East, Europe and America. The Company generally does not require collateral; however part of the Company's customers outside of Israel are insured against customer nonpayment, through the Israeli Credit Insurance Company Ltd. In certain circumstances, the Company may require letters of credit, other collateral, additional guarantees or advanced payments. An allowance for doubtful accounts is determined with respect to specific debts that are doubtful of collection.

o.	Derivative financial instruments:

"Derivatives and Hedging" ("ASC 815"), as amended, requires the Company to recognize all derivatives on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through income (loss). If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives are either offset against the change in fair value of the hedged assets, liabilities, or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value is immediately recognized in earnings.

The Company entered into forward contracts to hedge against the risk of changes in future cash flow from payments of payroll and related expenses denominated in Israeli Shekels. These contracts are designated as cash flows hedges, as defined by ASC 815, and are considered highly effective as hedges of these expenses. As of December 31, 2014 and 2013, and during the periods then ended, the impact on the Company’s financial statements of these forward contracts was insignificant.

In addition, the Company's entered into forward contracts in order to hedge the exposure to variability in expected future cash flows resulting from changes in related foreign currency exchange rates. These contracts did not meet the requirement for hedge accounting. The amount recorded as financial income (loss) related to these contracts in 2014, 2013 and 2012 was $75, $(25) and $(42), respectively.

p.	Basic and diluted net loss per share:

Basic net loss per share is calculated based on the weighted average number of Ordinary shares outstanding during each year. Diluted net loss per share is calculated based on the weighted average number of Ordinary shares outstanding during each year, plus the potential dilution to Ordinary shares considered outstanding during the year, in accordance with ASC 260, Earning per Share.

The total number of Ordinary shares related to outstanding options and warrants that was excluded from the calculations of diluted net earnings (loss) per share, since they would have an anti-dilutive effect, was 319,530, 331,300 and 255,228 for the years ended December 31, 2014, 2013 and 2012, respectively.

q.	Accounting for share-based compensation:

The Company accounts for equity-based compensation in accordance with ASC 718, Stock Compensation ("ASC 718") which requires the recognition of compensation expenses based on estimated fair values for all equity-based awards made to employees, non-employees and directors.

ASC 718 requires companies to estimate the fair value of equity-based payment awards on the date of grant using an option pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as an expense over the requisite service periods in the Company's consolidated statements of operations.

The Company recognizes compensation expenses for the value of its awards granted based on the straight-line method over the requisite service period of each of the awards, net of estimated forfeitures. ASC 718 requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. Estimated forfeitures are based on actual historical pre-vesting forfeitures. The Company considers many factors when estimating forfeitures, including employee class and historical experience.

The Company estimates the fair value of stock options granted using the Black-Scholes option pricing model. The option-pricing model requires a number of assumptions, of which the most significant are expected stock price volatility and the expected option term. Expected volatility was calculated based upon actual historical stock price movements over the most recent periods ending on the date of grant, equal to the expected option terms. The expected option term represents the period that the Company's stock options are expected to be outstanding and was determined based on the Simplified method permitted by SAB 107 and extended by SAB 110 as the average of the vesting period and the contractual term. The Company currently uses the simplified method as adequate historical experience is not available to provide a reasonable estimate.

The Company adopted SAB 110 effective January 1, 2008 and will continue to apply the simplified method until enough historical experience is available to provide a reasonable estimate of the expected term for stock option grants. The risk-free interest rate is based on the yield from U.S. Treasury zero-coupon bonds with an equivalent term. The Company has historically not paid dividends and has no foreseeable plans to pay dividends.

The fair value for options granted in 2014, 2013 and 2012 was estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions:

	Year ended December 31,
	2014	2013	2012

Risk-free interest	1.26%	0.93%	1.34%
Dividend yields	0%	0%	0%
Volatility	84%	89%	83%
Expected option term	4 years	3.5 years	3 years
Forfeiture rate	0%	0%	0%

The Company applies ASC 505-50, "Equity-Based Payments to Non-Employees" ("ASC 505") with respect to options and warrants issued to non-employees, which requires the use of option valuation models to measure the fair value of the options and warrants at the measurement date.

r.	Fair value of financial instruments:

The following methods and assumptions were used by the Company in estimating fair value disclosures for financial instruments:

Assets and liabilities measured at fair value on a recurring basis as of December 31, 2014 are comprised of foreign currency forward contracts.

The Company applies ASC 820, "Fair Value Measurements and Disclosures" ("ASC 820"), pursuant to which fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the "exit price") in an orderly transaction between market participants at the measurement date.

In determining fair value, the Company uses various valuation approaches. ASC 820 establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Company.

Unobservable inputs are inputs that reflect the Company's assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The hierarchy is broken down into three levels based on the inputs as follows:

Level 1 -	Quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company can access at the measurement date.

Level 2 -	Valuations based on one or more quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 -	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The fair value hierarchy also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The carrying amounts of cash and cash equivalents, restricted cash, restricted bank deposits, other accounts receivable, trade payables, and other accounts payable and accrued expenses approximate their fair values due to the short-term maturities of such instruments.

s.	Certain reclassifications have been made in the consolidated balance sheet for the year ended December 31, 2013 for the sake of consistency with the 2014 presentation. Specifically, certain liabilities were reclassified from long term to short term and certain loans that previously presented separately in the balance sheet were consolidated into one line item.

t.	New and recent accounting pronouncements:

In July 2013, the Financial Accounting Standards Board ("FASB") issued a new accounting standard that will require the presentation of certain unrecognized tax benefits as reductions to deferred tax assets rather than as liabilities in the Consolidated Balance Sheets when a net operating loss carry forward, a similar tax loss, or a tax credit carry forward exists. The Company will be required to adopt this new standard on a prospective basis in the first quarter of fiscal 2015; however, early adoption is permitted as is a retrospective application. The new standard has no impact on the Company's Consolidated Financial Statements.

In May 2014, the FASB issued ASU 2014-09, "Revenue from Contracts with Customers" ("ASU 2014-09"). ASU 2014-09 supersedes the revenue recognition requirements in “Revenue Recognition (Topic 605)”, and requires an entity to recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to in exchange for those goods or services. ASU 2014-09 is effective for annual reporting periods beginning after December 15, 2016 (January 1, 2017 for the Company), including interim periods within that reporting period. Early adoption is not permitted. The Company is currently in the process of evaluating the impact of the adoption of ASU 2014-09 on its consolidated financial statements.